SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 13, 2002


                               99(CENT)ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)


                         4000 East Union Pacific Avenue
                       City of Commerce, California 90023
                    (Address of Principal Executive Offices)


                                 (323) 980-8145
                         (Registrant's Telephone Number)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

PREVIOUS INDEPENDENT AUDITORS

     As of June 13, 2002, upon the recommendation of the Audit Committee of 99(cent) Only Stores (the "Company"), the Board of Directors of the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent auditors. Arthur Andersen has served as the Company's independent auditors since 1989.

     Andersen's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through June 13, 2002, there were: (i) no disagreements between the Company and Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements for such years; and (ii) no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 13, 2002, stating its agreement with such statements.

NEW INDEPENDENT AUDITORS

     On June 13, 2002, the Company engaged Pricewaterhouse Coopers LLP ("PWC") as its independent auditors to audit its financial statements for the fiscal year ending December 31, 2002. The decision to engage PWC was recommended by the Company's Audit Committee and approved by its Board of Directors.

     During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through June 13, 2002, the Company did not consult with PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 13, 2002


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 13, 2002                               99(cent)ONLY STORES


                                            By:  /S/ ANDREW FARINA
                                               --------------------------------
                                                 Andrew Farina
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBITS


16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 13, 2002



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